                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                        ENDED SEPTEMBER 30, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER SMALL CAP
RELATIVE VALUE FUND

 ". . . The market's volatility, and the downturn that was accentuated in late August caused all equity investments to struggle -- particularly small cap stocks. Although we never like to endure losses, we were gratified that the fund held up better than other small stock funds -- both growth style and value style. . . ."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF
INVESTMENTS
16
REPORT OF INDEPENDENT AUDITORS
17
FINANCIAL STATEMENTS
19
NOTES TO
FINANCIAL STATEMENTS
22
FINANCIAL HIGHLIGHTS


At A GLANCE
--------------------------------------------------------------------------------
KEMPER SMALL CAP RELATIVE VALUE
FUND TOTAL RETURNS AS OF 9/30/98*
--------------------------------------------------------------------------------

                                   LIFE OF   INCEPTION
                                    CLASS      DATE
--------------------------------------------------------------------------------
    UNADJUSTED FOR ANY SALES CHARGE
--------------------------------------------------------------------------------
    CLASS A                        -20.32%      5/6/98
--------------------------------------------------------------------------------
    CLASS B                        -20.63%      5/6/98
--------------------------------------------------------------------------------
    CLASS C                        -20.53%      5/6/98
--------------------------------------------------------------------------------
    ADJUSTED FOR THE MAXIMUM SALES CHARGE*
--------------------------------------------------------------------------------
    CLASS A                        -24.90%      5/6/98
--------------------------------------------------------------------------------
    CLASS B                        -23.81%      5/6/98
--------------------------------------------------------------------------------
    CLASS C                        -21.32%      5/6/98
--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND FOR CLASS A SHARES ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75 PERCENT AND FOR CLASS B SHARES ADJUSTMENT FOR THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 4 PERCENT. FOR CLASS C SHARES, THERE IS A 1 PERCENT CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------

                                      AS OF     AS OF
                                     9/30/98   5/6/98
--------------------------------------------------------------------------------
    KEMPER SMALL CAP
    RELATIVE VALUE FUND CLASS A       $7.57     $9.50
--------------------------------------------------------------------------------
    KEMPER SMALL CAP
    RELATIVE VALUE FUND CLASS B       $7.54     $9.50
--------------------------------------------------------------------------------
    KEMPER SMALL CAP
    RELATIVE VALUE FUND CLASS C       $7.55     $9.50
--------------------------------------------------------------------------------

INVESTMENT BY THE FUND IN SMALL COMPANIES PRESENTS GREATER RISK THAN INVESTMENT IN LARGER, MORE ESTABLISHED COMPANIES.

TERMS TO KNOW

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the MULTIPLE, is a measure of how much an investor is paying for a company's earning power.

SECTOR Stocks usually found in related industries. Stocks within a market sector may be similarly affected by financial, economic, business and other developments.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited reduction in interest rates by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest 1/4 of a percentage point, however, the cut disappointed some investors who were expecting a more dramatic gesture. In October, the Fed reduced the rate an additional 1/4 of a percentage point. This was an unexpected cut that seemed to have a positive effect on Wall Street. Investors were also pleasantly surprised by better-than-expected corporate earnings reports early in the fourth quarter. (Other contributors to the good vibrations included Mark McGwire, Sammy Sosa and John Glenn. While they don't have the market clout of Alan Greenspan, they may have played a role in elevating the national mood.)

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year.

  Other signs of strength this year have included better-than-expected regional retail sales, as well as robust housing starts and home sales. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2 and 3 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index
(CPI) remains at about 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW


--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.


                                  [BAR GRAPH]

                                       OCTOBER 31, 1998        6 MONTHS AGO          1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)                      4.53                 5.64                 6.03                 6.53
PRIME RATE(2)                                 8.12                 8.50                 8.50                 8.25
INFLATION RATE(3)*                            1.43                 1.38                 2.22                 3.00
THE U.S. DOLLAR(4)*                           0.89                 3.92                 7.62                 4.74
CAPITAL GOODS ORDERS(5)*                     10.21                10.47                15.67                 4.79
INDUSTRIAL PRODUCTION(5)*                     2.45                 2.57                 2.60                 3.18
EMPLOYMENT GROWTH(6)*                         2.34                 2.57                 2.65                 2.22

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE
    VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF SEPTEMBER 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. A threat of impeachment, new acts of terrorism or any other hints of crisis could help drag our markets downward again.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ John E. Silvia

JOHN E. SILVIA

November 9, 1998

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF NOVEMBER 9, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE


James (Mac) Eysenbach is the lead portfolio manager for Kemper Small Cap Relative Value Fund. Eysenbach joined Scudder Kemper Investments, Inc. in 1991. He holds a bachelor's degree in economics from Bowdoin College and an M.B.A. degree in finance from the Anderson School at UCLA. Eysenbach is a chartered financial analyst.

Philip Fortuna is a portfolio manager of the fund and a managing director of Scudder Kemper Investments, Inc. He directs the company's quantitative group. Fortuna received a bachelor's degree from Carnegie Mellon University and an M.B.A. from the University of Chicago.

Calvin Young is also a portfolio manager of the fund. He joined the organization in 1990. Young earned an M.B.A. from Golden Gate University and a bachelor's degree from the University of California at Berkeley.

IN THE FUND'S FIRST SHAREHOLDER REPORT, KEMPER SMALL CAP RELATIVE VALUE FUND'S LEAD PORTFOLIO MANAGER JAMES (MAC) EYSENBACH EXPLAINS THE FUND'S INVESTMENT APPROACH, HOW IT DIFFERS FROM KEMPER'S OTHER SMALL CAPITALIZATION EQUITY FUNDS, AND HOW IT HAS PERFORMED IN ITS FIRST FIVE MONTHS -- A TIME WHEN SMALL CAPITALIZATION STOCKS STRUGGLED.

Q     MAC, SINCE THIS IS THE FUND'S FIRST REPORT TO SHAREHOLDERS, COULD YOU
BRIEFLY DESCRIBE THE FUND'S INVESTMENT APPROACH?

A     Certainly. The fund seeks long-term capital appreciation, through a diversified portfolio of undervalued, small-company stocks. We use a relative value strategy to select investments from each major sector of the small-cap market as part of a well-diversified, risk-managed portfolio. We seek attractively priced stocks based on sales, earnings, book values and other measures of firm value, measured in relationship to companies within the same economic sector. Using this relative value approach, we choose only those stocks that we believe represent the best values within each sector. We do not attempt to forecast which sectors are going to perform best or the direction of the overall market. To limit individual security risk, we diversify among a large number of securities (typically more than 150) and limit positions to less than 2 percent of assets.

Q     KEMPER HAS A COUPLE OF SMALL-CAPITALIZATION EQUITY FUNDS. WHAT MAKES THIS
ONE DIFFERENT?

A     Yes, Kemper currently has three small-cap equity funds -- two value-style funds and one growth-style fund. Kemper Small Cap Relative Value Fund is similar to other value funds such as Kemper Small Cap Value Fund in that we focus on out-of-favor companies that are currently selling at bargain prices. The fund's median price-per-earnings multiple, for example, is currently 13.1 times earnings, or about 25 percent lower than that of the overall small cap market. We differ in our use of a relative value investment strategy, whereby we seek the most attractively priced securities within each major economic sector, while maintaining overall sector allocations roughly in line with the small cap market. In other types of value investment strategies, certain sectors are often significantly underweighted or eliminated from consideration because of their higher valuations relative to the broader stock market. While a relative value strategy may result in slightly higher volatility than an absolute value strategy, the fund has the potential to more fully participate in market advances led by higher growth sectors, such as technology and health care.

  Another important distinction is our use of quantitative techniques for security evaluation and portfolio management. We start by collecting fundamental and pricing information for the nearly 2,000 U. S. common stocks (excluding REITs*) in the Russell 2000 Index of small companies. Each company is then systematically analyzed to uncover those with attractive valuations. Specifically, we look for stocks that are:

  - Undervalued in the market based on measures such as earnings, sales, cash flow and book value


The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

PERFORMANCE UPDATE


     - Experiencing favorable trends in sales, earnings and prices

     - Considered lower risk, based on factors such as financial strength and earnings predictability.

     Finally, we use portfolio optimization software to build a diversified, sector-neutral portfolio of these undervalued stocks.

* REITs, or real estate investment trusts, represent pooled real estate investments and are included in the Russell 2000 Index, but not other small cap stock benchmarks.

Q    WHAT ARE THE BENEFITS OF THE QUANTITATIVE SELECTION PROCESS YOU MENTIONED?

A    The screening process allows us to research a 2,000-company universe in a consistent and systematic way. With a universe of this size, more than 30 quarterly earnings reports may be released on any given business day. As this new information is reported, we can quickly and efficiently incorporate it into our valuation model along with the latest security prices. This ability to quickly reassess relative valuations for our holdings as well as the broad universe of potential investments is especially important in volatile markets like we experienced this period. It allows us to take advantage of "mis-valuations" that may result from the volatility and keep the fund positioned in the most attractive investments based on the latest available information.

Q    HOW HAS THE FUND PERFORMED SINCE ITS INCEPTION IN MAY?

A    The market's volatility, and the downturn that was accentuated in late
August caused all equity investments to struggle -- particularly small cap stocks. The fund's Class A shares (unadjusted for any sales charge) declined
20.32 percent since their inception on May 6, 1998. By comparison, the Russell 2000 (a blend of small cap growth and value stocks) declined 24.12 percent, and the Russell 2000 Value Index declined 21.24 percent for the same period.

     Although we never like to endure losses, we were gratified that the fund held up better than other small stock funds -- both growth-style and value-style. Both our value orientation and emphasis on risk management were important factors. Small value stocks held up better than small growth stocks as measured by the Russell indices, which is what we expect to happen in down markets, and why we believe this fund has the potential for less downside risk than a growth-style fund. In addition, our broad security diversification helped mitigate the impact of the market's volatility on the fund.

Q    CAN YOU EXPLAIN WHAT CAUSED THE VOLATILITY IN THE MARKETS AND THE DOWNTURN
IN AUGUST?

A    There is, of course, no single answer to that question. However, I believe that the heightened volatility and the downturn in August was a result of investor psychology about the ongoing trouble in Asia, the Russian currency devaluation and concern about Latin American economies. Investors suffered through some significant losses a year ago in October 1997 as deep economic trouble surfaced in Southeast Asia. And although the U.S. markets recovered quite quickly, there continued to be concern that trouble in Asia would eventually spread to the U.S. The question soon became WHEN, and not IF, the U.S. economy and stock market would be hurt by the Asia crisis.

     With this fear looming, investors began to buy anything that they believed would be "safe" and offer liquidity in the case of another downturn. The result of this flight to quality meant that investors fled from small-cap stocks in pursuit of the more stable earnings of large-capitalization growth stocks. Well-known companies such as Microsoft, Coca Cola, Gillette and others began to symbolize safety for investors, despite their increasingly high valuations. As trouble surfaced in Russia and Latin America, investors became more certain that the U.S. would not be insulated from the struggling global economy. They poured money even faster into big-name blue-chip companies, and as a result the prices of these huge large-cap growth stocks were driven up to levels unseen before, while the prices of small caps started moving lower in late August.


     It's important to remember that this flight from small caps had little to do with the fundamental strength of smaller companies and everything to do with the fears of investors. As a result, we believe this situation has created an attractive buying opportunity for investors willing to focus on the promising long-term prospects for small U.S. companies.

Q    HAS YOUR MANAGEMENT OF THE FUND CHANGED IN LIGHT OF THE MARKET'S EXTREME
  VOLATILITY?

A    No. We won't change our investment style because of short-term shifts in the market. In fact, our investment style proved advantageous in August as the market declined. In nine out of 13 sectors the fund's investments

PERFORMANCE UPDATE

performed better than the same economic sectors of the Russell 2000 Index.

     We also believe that small-cap stocks are due for a turnaround. These stocks have more limited foreign exposure and are trading at historically low levels. Valuations relative to large cap stocks are more attractive than they have been in more than a decade. Consequently, we are maintaining our small-cap focus. The median market cap of the fund's holdings on September 30, 1998 was $336 million compared to $382 million for the Russell 2000 Index.

Q    WHICH FUND SECTOR PERFORMED THE BEST DURING THE PERIOD?

A    The utilities sector was the fund's strongest performer during the period.
Earlier in the year, utilities had been underperforming amid concerns about industry deregulation and the ability of these stocks to keep up in a rapidly rising market. As a result, many investors were underweighted in utilities. True to our sector-neutral investment style, the fund had a market weighting in this sector. Utilities are generally considered to be "defensive" stocks, those that people favor in times of uncertainty. As volatility began to rock the market, utility stocks rallied and the fund was well positioned to benefit from the rally.

Q    WHAT ABOUT SECTORS THAT DISAPPOINTED YOU?

A    Some of the weakest returns came from the transportation and energy sectors. It was a difficult period to invest in these sectors. Transportation stocks fell on concerns of a slowing U.S. economy and energy stocks were hit by falling commodity prices resulting from weak global demand. Nevertheless, we continue to believe there is value to be found in these sectors and are sticking with those holdings with the most promising valuations currently.

Q    WHAT'S YOUR OUTLOOK FOR THE SMALL-CAP MARKET AND KEMPER SMALL CAP RELATIVE
VALUE FUND IN PARTICULAR?

A    Although the small-cap market has been difficult, we believe investors will be rewarded for their patience. As I mentioned previously, we're seeing many financially sound, fundamentally solid companies now trading at historically low valuations. Despite short-term slowing, the U.S. economy remains sound and most small cap companies have more limited foreign exposure, which should be positive for earnings. We believe the disproportionate drop in the prices of small U.S. companies may offer great opportunities for small-cap investors and the fund in particular.

INDUSTRY SECTORS




KEMPER SMALL CAP RELATIVE VALUE FUND SECTOR COMPOSITION

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Small Cap Relative Value Fund represented on September 30,1998.

                                  [BAR GRAPH]


                               KEMPER SMALL CAP VALUE FUND
                                      ON 9/30/98
FINANCE                                 13.4%

CONSUMER DISCRETIONARY                  12.0%

TECHNOLOGY                              11.8%

SERVICE INDUSTRIES                      10.6%

MANUFACTURING                            8.9%

HEALTH                                   8.3%

CONSTRUCTION                             8.0%

CONSUMER STAPLES                         6.2%

DURABLES                                 6.1%

UTILITIES                                4.7%

METALS & MINERALS                        3.5%

ENERGY                                   3.3%

COMMUNICATIONS                           1.9%

TRANSPORTATION                           1.3%


LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 11.4 percent of the fund's common stocks on September 30, 1998


-------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                        PERCENT
-------------------------------------------------------------------------------------------------------

1.          KAMAN                               Serves government and commercial markets           1.2%
                                                through its diversified technologies and
                                                distribution segments. It provides aircraft
                                                manufacturing, design and manufacture of
                                                advanced technology products and systems and
                                                advanced technology services.

2.          FOODMAKER                           Foodmaker owns, operates, and franchises the       1.2%
                                                Jack In The Box restaurant concept.

3.          EL PASO ELECTRIC CO.                Generates, purchases, distributes, transmits,      1.2%
                                                and sells electric power.

4.          HARMON INDUSTRIES                   Supplies sophisticated signal and train control    1.2%
                                                products and systems to railroads, both freight
                                                and transit, throughout the world.

5.          TNP ENTERPRISES                     Engaged in the business of generating,             1.1%
                                                purchasing, transmitting, distributing and
                                                selling electric energy within the states of
                                                Texas and New Mexico.

6.          RLI                                 Underwrites selected property and casualty         1.1%
                                                insurance products through its subsidiaries RLI
                                                Insurance Company and Mt. Howley Insurance
                                                Company.

7.          BOWNE & CO.                         Prepares and distributes documentation related     1.1%
                                                to corporate and public financing, information
                                                management and compliance documentation services
                                                through its financial, corporate, commercial
                                                and legal printing subsidiaries.

8.          SPS TECHNOLOGIES                    Manufactures high-strength aerospace and indus-    1.1%
                                                trial fasteners and precision components;
                                                computer-controlled fastening systems; super
                                                alloys; and magnetic materials.

9.          LONE STAR INDUSTRIES                Produces and distributes cement, aggregates and    1.1%
                                                ready mixed concrete.

10.         CTS                                 Designs, manufactures, and markets electronic      1.1%
                                                components such as resistor networks, variable
                                                resistors, frequency control devices,
                                                microcircuits, electronic connectors, switches,
                                                automotive control sensors and loudspeakers.

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAP RELATIVE VALUE FUND

Portfolio of Investments at September 30, 1998

-----------------------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL AMOUNT($)/       MARKET
 SHORT TERM INVESTMENTS--5.8%                                                           SHARES            VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
                                               Federal Home Loan Mortgage Corp.,
                                                 Discount Note, due 10/1/98
                                               (Cost: $104,000)                        104,000              104,000
                                               ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS--94.2%
-----------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS--1.8%                        (a)Cellular Communications of Puerto
  CELLULAR TELEPHONE--.7%                      Rico, Inc.                                  800shs.            9,300
                                            (a)CoreComm Ltd.                               300                3,263
                                               ------------------------------------------------------------------------
                                                                                                             12,563

  TELEPHONE/COMMUNICATIONS--.4%                CFW Communications Co.                      300                6,787
                                               ------------------------------------------------------------------------

  MISCELLANEOUS--.7%                           North Pittsburgh Systems, Inc.              700                8,575
                                            (a)Plantronics, Inc.                           100                4,819
                                               ------------------------------------------------------------------------
                                                                                                             13,394

-----------------------------------------------------------------------------------------------------------------------
CONSTRUCTION--7.5%                             Florida Rock Industries, Inc.               600               14,850
  BUILDING MATERIALS--1.8%                     Lone Star Industries, Inc.                  300               17,925
                                               ------------------------------------------------------------------------
                                                                                                             32,775

  BUILDING PRODUCTS--2.4%                   (a)Holophane Corp.                             700               17,150
                                               NCI Building Systems, Inc.                  600               11,888
                                            (a)Nortek, Inc.                                500               13,625
                                               ------------------------------------------------------------------------
                                                                                                             42,663

  HOMEBUILDING--2.8%                           Del Webb Corp.                              300                6,319
                                            (a)NVR Inc.                                    300                9,900
                                               Ryland Group, Inc.                          500               12,188
                                               Skyline Corp.                               200                5,800
                                               Standard Pacific Corp.                      700                9,888
                                            (a)U.S. Home Corp.                             200                5,875
                                               ------------------------------------------------------------------------
                                                                                                             49,970

  MISCELLANEOUS--.5%                           Granite Construction, Inc.                  300                8,831
                                               ------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--11.3%               (a)Ames Department Stores, Inc.                900               11,419
  DEPARTMENT & CHAIN STORES--2.2%           (a)Dress Barn Inc.                             400                4,850
                                            (a)Shopko Stores, Inc.                         400               13,000
                                            (a)Syms Corp.                                1,000               10,375
                                               ------------------------------------------------------------------------
                                                                                                             39,644

  HOME FURNISHINGS--1.1%                       Oneida Ltd.                                 300                5,100
                                               Thomas Industries, Inc.                     700               15,006
                                               ------------------------------------------------------------------------
                                                                                                             20,106

  HOTELS & CASINOS--.7%                        Marcus Corp.                                300                4,650
                                            (a)Rio Hotel and Casino, Inc.                  500                6,906
                                               ------------------------------------------------------------------------
                                                                                                             11,556

  RECREATIONAL PRODUCTS--.4%                   CPI Corp.                                   300                7,106
                                               ------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                       SHARES            VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
  RESTAURANTS--3.5%                         (a)CEC Entertainment Inc.                      700               14,175
                                            (a)Foodmaker, Inc.                           1,300               20,394
                                               Ruby Tuesday, Inc.                          900               13,613
                                               Sonic Corp.                                 850               14,875
                                               ------------------------------------------------------------------------
                                                                                                             63,057

  SPECIALTY RETAIL--3.4%                       Aaron Rents, Inc.                           600                9,000
                                            (a)Friedman's, Inc.                            300                1,950
                                            (a)Inacom Corp.                                600               11,325
                                            (a)Just For Feet, Inc.                         800               10,200
                                            (a)Rent-Way, Inc.                              600               14,775
                                               Russ Berrie and Company                     700               13,344
                                               ------------------------------------------------------------------------
                                                                                                             60,594

-----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--5.8%                         Dexter Corp.                                700               17,150
  CONSUMER SPECIALTIES--1.3%                   Imperial Holly Corp.                        900                6,075
                                               ------------------------------------------------------------------------
                                                                                                             23,225

  FOOD & BEVERAGE--1.3%                        Michael Foods, Inc.                         450               10,688
                                               Pilgrim's Pride Corp.                       600               12,488
                                               ------------------------------------------------------------------------
                                                                                                             23,176

  PACKAGE GOODS/COSMETICS--1.1%             (a)American Safety Razor Co.                   200                1,950
                                            (a)Chattem, Inc.                               500               13,656
                                            (a)French Fragrances, Inc.                     700                5,075
                                               ------------------------------------------------------------------------
                                                                                                             20,681

  TEXTILES--1.0%                               Guilford Mills, Inc.                        300                4,462
                                            (a)Hartmarx Corp.                            2,000               13,125
                                               ------------------------------------------------------------------------
                                                                                                             17,587

  MISCELLANEOUS--1.1%                          HEICO Corp.                                 400                6,675
                                            (a)VWR Scientific Products Corp.               500               12,531
                                               ------------------------------------------------------------------------
                                                                                                             19,206

-----------------------------------------------------------------------------------------------------------------------
DURABLES--5.7%                                 AAR Corp.                                   700               13,737
  AEROSPACE--3.3%                           (a)Banner Aerospace, Inc.                    1,200                9,600
                                               Curtiss-Wright Corp.                        100                3,969
                                               Ducommun, Inc.                              550               11,000
                                               Kaman Corp.                               1,200               20,550
                                               ------------------------------------------------------------------------
                                                                                                             58,856

  AUTOMOBILES--1.0%                            Intermet Corp.                            1,000               12,687
                                               Wynn's International, Inc.                  300                5,606
                                               ------------------------------------------------------------------------
                                                                                                             18,293

  LEASING COMPANIES--1.4%                   (a)Budget Group, Inc.                          400                9,125
                                            (a)Leasing Solutions, Inc.                     600               16,425
                                               ------------------------------------------------------------------------
                                                                                                             25,550

-----------------------------------------------------------------------------------------------------------------------
ENERGY--3.1%                                (a)Tesoro Petroleum Corp.                      900               11,756
  OIL & GAS PRODUCTION--.7%                    ------------------------------------------------------------------------

  OILFIELD SERVICES/EQUIPMENT--2.4%         (a)Oceaneering International, Inc.             800               11,400
                                            (a)Pool Energy Services Co.                  1,200               10,950
                                               RPC, Inc.                                   500                4,438
                                            (a)Seacor Smit Inc.                            400               16,600
                                               ------------------------------------------------------------------------
                                                                                                             43,388

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                       SHARES            VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL--12.6%                            ALBANK Financial Corp.                         100                5,575
  BANKS--5.1%                               Columbia Banking System, Inc.                  600               11,400
                                            Corus Bankshares, Inc.                         100                3,400
                                            Downey Financial Corp.                         600               14,287
                                            F & M Bankcorp                                 110                3,575
                                            First Federal Financial Corp.                  750               12,797
                                         (a)First Republicbank Corp.                       300                9,150
                                            Silicon Valley Bancshares                    1,100               17,600
                                            The Trust Company of N.J.                      600               14,325
                                            ---------------------------------------------------------------------------
                                                                                                             92,109

  BUSINESS FINANCE--.8%                     Advest Group, Inc.                             700               14,262
                                            ---------------------------------------------------------------------------

  CONSUMER FINANCE--.1%                  (a)Bank Plus Corp.                                300                1,341
                                            ---------------------------------------------------------------------------

  INSURANCE--5.6%                        (a)Acceptance Insurance Cos., Inc.                400                8,325
                                            American Heritage Life Investment
                                              Corp.                                        300                6,844
                                            Arthur J. Gallagher & Co.                      300               12,375
                                            Foremost Corporation of America                800               14,650
                                            Guarantee Life Companies, Inc.                 400                7,250
                                            Hilb, Rogal & Hamilton Co.                     400                7,550
                                            Medical Assurance, Inc.                        300                7,950
                                            Presidential Life Corp.                      1,100               16,500
                                            RLI Corp.                                      500               19,000
                                            ---------------------------------------------------------------------------
                                                                                                            100,444

  REAL ESTATE--.2%                       (a)IMC Mortgage Company                         1,800                3,544
                                            ---------------------------------------------------------------------------

  MISCELLANEOUS--.8%                        Resource Bancshares Mortgage
                                              Group, Inc.                                  800               14,200
                                            ---------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
HEALTH--7.9%                             (a)Bio-Rad Laboratories, Inc.                     500               12,187
  BIOTECHNOLOGY--.7%                        ---------------------------------------------------------------------------

  HEALTH INDUSTRY                        (a)DVI, Inc.                                      600                8,812
  SERVICES--3.2%                         (a)Genesis Health Ventures, Inc.                  800                9,800
                                         (a)Hanger Orthopedic Group, Inc.                  600               11,175
                                         (a)PharMerica, Inc.                             2,300               12,506
                                         (a)Prime Medical Services, Inc.                   500                4,063
                                            Res-Care, Inc.                                 600               11,250
                                            ---------------------------------------------------------------------------
                                                                                                             57,606

  HOSPITAL MANAGEMENT--.4%               (a)Curative Health Services, Inc.                 200                6,125
                                            ---------------------------------------------------------------------------
  MEDICAL SUPPLY &                          Ballard Medical Products                       200                4,012
  SPECIALTY--3.6%                           Bindley Western Industries, Inc.               466               15,378
                                         (a)Biomatrix, Inc.                                100                3,900
                                         (a)Cooper Cos.                                    700               12,337
                                         (a)Datascope Corp.                                400                8,850
                                         (a)OEC Medical Systems, Inc.                      500               10,813
                                         (a)Respironics, Inc.                              300                3,375
                                            West Co., Inc.                                 200                5,750
                                            ---------------------------------------------------------------------------
                                                                                                             64,415

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                       SHARES            VALUE ($)
-----------------------------------------------------------------------------------------------------------------------
MANUFACTURING--8.4%                         (a)Kronos, Inc.                                300               11,100
  CHEMICALS--.9%                               Stepan Co.                                  200                5,413
                                               ------------------------------------------------------------------------
                                                                                                             16,513

  CONTAINERS & PAPER--.5%                      P.H. Glatfelter Company                     700                9,144
                                               ------------------------------------------------------------------------

  DIVERSIFIED MANUFACTURING--1.1%           (a)SPS Technologies, Inc.                      400               18,625
                                               ------------------------------------------------------------------------

  ELECTRICAL PRODUCTS--.5%                  (a)Benchmark Electronics, Inc.                 300                6,844
                                            (a)DII Group, Inc.                             200                2,425
                                               ------------------------------------------------------------------------
                                                                                                              9,269

  HAND TOOLS--.2%                              L.S. Starrett Corp.                         100                3,450
                                               ------------------------------------------------------------------------

  INDUSTRIAL SPECIALTY--2.2%                   Chart Industries, Inc.                      600                3,637
                                               Gardner Denver Inc.                         800               11,300
                                            (a)Hologic, Inc.                               600                7,800
                                               Huffy Corporation                           300                4,237
                                               National R.V. Holdings, Inc.                600               12,600
                                               ------------------------------------------------------------------------
                                                                                                             39,574

  MACHINERY/COMPONENTS/                     (a)Asyst Technologies, Inc.                    300                2,100
  CONTROLS--2.4%                               Gleason Corp.                               900               14,456
                                               Reliance Steel & Aluminum Co.               400               13,125
                                            (a)Shaw Group, Inc.                            300                2,588
                                               Varlen Corp.                                400               11,200
                                               ------------------------------------------------------------------------
                                                                                                             43,469

  OFFICE EQUIPMENT/SUPPLIES--.6%               General Binding Corp.                       300                9,844
                                               ------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
METALS & MINERALS--3.3%                     (a)Armco, Inc.                               2,900               14,500
  STEEL & METALS                               Lone Star Technologies                      500                6,375
                                               Quanex Corp.                                400                7,925
                                            (a)RMI Titanium Co.                            500               10,063
                                               Roanoke Electric Steel Corp.                800               10,400
                                            (a)Shiloh Industries, Inc.                     400                7,250
                                            (a)Wolverine Tube, Inc.                        100                2,106
                                               ------------------------------------------------------------------------
                                                                                                             58,619

-----------------------------------------------------------------------------------------------------------------------
SERVICE INDUSTRIES--10.0%                      Analysts International Corp.                100                3,000
  EDP SERVICES--1.8%                           Electro Rent Corp.                        1,100               15,331
                                               Pomeroy Computer Resources, Inc.            800               13,300
                                               ------------------------------------------------------------------------
                                                                                                             31,631

  ENVIRONMENTAL SERVICES--.3%                  Dames & Moore, Inc.                         500                5,250
                                               ------------------------------------------------------------------------

  INVESTMENT--.8%                              Southwest Securities Group, Inc.            800               14,800
                                               ------------------------------------------------------------------------

  COMMERCIAL                                   ABM Industries, Inc.                        200                5,850
  COMMUNICATIONS--4.7%                      (a)Borg-Warner Security Corp.                  700                9,800
                                            (a)Dycom Industries, Inc.                      300                9,337
                                               Personnel Group of America, Inc.            900               11,081
                                            (a)Pinkerton's, Inc.                           500                6,906
                                               Unifirst Corporation                        600               16,163
                                            (a)Veritas DGC Inc.                            700               11,681
                                            (a)Volt Information Sciences, Inc.             700               13,956
                                               ------------------------------------------------------------------------
                                                                                                             84,774

  CONSUMER                                  (a)ADVO, Inc.                                  400                9,775
  SERVICES--.6%                                ------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS


                                                                                                           MARKET
                                                                                        SHARES             VALUE ($)
--------------------------------------------------------------------------------------------------------------------
  PRINTING/PUBLISHING--1.5%                    Bowne & Co., Inc.                         1,100               18,631
                                               Merrill Corp.                               500                7,844
                                               ---------------------------------------------------------------------
                                                                                                             26,475

  MISCELLANEOUS--.3%                        (a)Franklin Covey Co.                          300                5,869
                                               ---------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--11.1%
  COMPUTER SOFTWARE--2.5%                   (a)Activision, Inc.                            400                4,500
                                            (a)MAPICS, Inc.                                600               13,237
                                               MTS Systems Corp.                           800               11,800
                                            (a)Mentor Graphics Corp.                       600                4,163
                                            (a)Structural Dynamics Research
                                               Corp.                                       900               10,125
                                               ---------------------------------------------------------------------
                                                                                                             43,825

   DIVERSE ELECTRONIC PRODUCTS--1.2%           Cubic Corp.                                 200                4,175
                                               Esterline Technologies Corp.                700               13,737
                                            (a)Evans & Sutherland Computer Corp.           200                2,625
                                               ---------------------------------------------------------------------
                                                                                                             20,537

  EDP PERIPHERALS--.6%                      (a)Black Box Corp.                             200                4,850
                                               Gerber Scientific, Inc.                     200                5,400
                                               ---------------------------------------------------------------------
                                                                                                             10,250

  ELECTRONIC COMPONENTS/                    (a)CHS Electronics, Inc.                       800                8,700
  DISTRIBUTORS--3.1%                           CTS Corp.                                   600               17,700
                                               Harmon Industries, Inc.                     900               19,800
                                               Technitrol, Inc.                            500               10,000
                                               ---------------------------------------------------------------------
                                                                                                             56,200


  ELECTRONIC DATA PROCESSING--.9%           (a)Data General Corp.                        1,500               16,312
                                               ---------------------------------------------------------------------

  PRECISION INSTRUMENTS--1.8%                  Coherent, Inc.                            1,100               10,278
                                               Innovex, Inc.                               600                7,275
                                            (a)Moog Inc.                                   500               14,469
                                               ---------------------------------------------------------------------
                                                                                                             32,022

  SEMICONDUCTORS--.2%                       (a)Siliconix, Inc.                             300                4,163
                                               ---------------------------------------------------------------------

  MISCELLANEOUS--.8%                        (a)CACI International, Inc.                    200                3,100
                                               National Computer Corp.                     400               11,800
                                               ---------------------------------------------------------------------
                                                                                                             14,900

--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.3%                           Mesaba Holdings, Inc.                       400                5,800
  AIRLINES--.3%
                                               ---------------------------------------------------------------------
  MARINE TRANSPORTATION--.7%                (a)Avondale Industries, Inc.                   500               12,375
                                               ---------------------------------------------------------------------
  TRUCKING--.3%                                Roadway Express, Inc.                       400                4,400
                                               ---------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
UTILITIES--4.4%                                Black Hills Corp.                           200                5,375
  ELECTRIC UTILITIES--3.5%                     Central Hudson Gas & Electric Co.           100                4,187
                                            (a)El Paso Electric Co.                      2,100               20,344
                                               Northwestern Corp.                          500               13,000
                                               TNP Enterprises, Inc.                       550               19,216
                                               ---------------------------------------------------------------------
                                                                                                             62,122

PORTFOLIO OF INVESTMENTS


                                                                                                          MARKET
                                                                                       SHARES            VALUE ($)
-------------------------------------------------------------------------------------------------------------------
  NATURAL GAS DISTRIBUTION--.9%
                                            NUI Corp.                                      400                9,200
                                            New Jersey Resources Corp.                     200                7,125
                                            -----------------------------------------------------------------------
                                                                                                             16,325
                                            -----------------------------------------------------------------------
                                            TOTAL COMMON STOCKS--94.2%
                                            (Cost: $1,931,801)                                            1,683,309
                                            -----------------------------------------------------------------------
                                            TOTAL INVESTMENT PORTFOLIO--100%
                                            (Cost: $2,035,801)                                            1,787,309
                                            -----------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $2,035,801 for federal income tax purposes at September 30, 1998, the gross unrealized appreciation was $34,735, the gross unrealized depreciation was $283,227 and the net unrealized depreciation on investments was $248,492.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER SMALL CAP RELATIVE VALUE FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Small Cap Relative Value Fund as of September 30, 1998, and the related statements of operations and changes in net assets and financial highlights for the period from May 6, 1998 (commencement of operations) to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Small Cap Relative Value Fund at September 30, 1998, the results of its operations, the changes in net assets and the financial highlights for the period referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          November 17, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1998

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,035,801)                                              $1,787,309
--------------------------------------------------------------------------
Cash                                                                 1,792
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                  16,100
--------------------------------------------------------------------------
  Investments sold                                                   5,050
--------------------------------------------------------------------------
  Dividends                                                            822
--------------------------------------------------------------------------
  Reimbursement from Adviser                                        16,432
--------------------------------------------------------------------------
Deferred organization expense                                       10,087
--------------------------------------------------------------------------
    TOTAL ASSETS                                                $1,837,592
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                             49,945
--------------------------------------------------------------------------
  Other payables and accrued expenses                               30,262
--------------------------------------------------------------------------
    Total liabilities                                               80,207
--------------------------------------------------------------------------
NET ASSETS                                                      $1,757,385
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $2,005,877
--------------------------------------------------------------------------
Net unrealized depreciation on investments                        (248,492)
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,757,385
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,064,375 / 140,687 shares outstanding)                          $7.57
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
   net asset value or 5.75% of offering price)                       $8.03
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($597,687 / 79,239 shares outstanding)                             $7.54
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($95,323 / 12,628 shares outstanding)                              $7.55
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

For the period from May 6, 1998 (commencement of operations) to September
30, 1998

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------
 INVESTMENT INCOME
--------------------------------------------------------------------------
  Dividends                                                     $    3,541
--------------------------------------------------------------------------
  Interest                                                           2,048
--------------------------------------------------------------------------
    Total investment income                                          5,589
--------------------------------------------------------------------------
Expenses:
  Management fee                                                     3,095
--------------------------------------------------------------------------
  Distribution services fee                                          1,112
--------------------------------------------------------------------------
  Administrative services fee                                        1,031
--------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                        30,537
--------------------------------------------------------------------------
  Professional fees                                                 11,000
--------------------------------------------------------------------------
  Reports to shareholders                                            2,000
--------------------------------------------------------------------------
  Trustees' fees and other                                           5,495
--------------------------------------------------------------------------
  Amortization of organization expenses                                913
--------------------------------------------------------------------------
    Total expenses before expense waiver                            55,183
--------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager             47,671
--------------------------------------------------------------------------
    Total expenses after expense waiver                              7,512
--------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (1,923)
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------

  Net realized gain on sales of investments                            885
--------------------------------------------------------------------------
  Change in net unrealized depreciation on investments            (248,492)
--------------------------------------------------------------------------
Net loss on investments                                           (247,607)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ (249,530)
--------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------
 OPERATIONS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------

  Net investment loss                                           $   (1,923)
--------------------------------------------------------------------------
  Net realized gain                                                    885
--------------------------------------------------------------------------
  Change in net unrealized depreciation                           (248,492)
--------------------------------------------------------------------------
Net decrease in net assets resulting from operations              (249,530)
--------------------------------------------------------------------------
Net increase from capital share transactions                     2,005,715
--------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     1,756,185
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------

Beginning of period                                                  1,200
--------------------------------------------------------------------------
END OF PERIOD                                                   $1,757,385
--------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Small Cap Relative Value Fund (the Fund) is a diversified series of Kemper Securities Trust (the Trust), an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund commenced operations on May 6, 1998. The Fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on a U.S. stock exchange are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. However, the Fund incurred no management fee for the period ended September 30, 1998, after an expense waiver by Scudder Kemper. In addition, Scudder Kemper temporarily agreed to absorb certain operating expenses of the Fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $47,671 for the period ended September 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                          COMMISSIONS
                                                                                                     -------------------
                                                                                 COMMISSIONS            ALLOWED BY KDI
                                                                                RETAINED BY KDI           TO FIRMS
                                                                                ---------------      -------------------
                                          Period ended September 30, 1998            $796                2,927

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges from redemptions of Class B and Class C shares. The Fund incurred no distribution fees for the period ended September 30, 1998, after an expense waiver by Scudder Kemper. During the period ended September 30, 1998, KDI paid commissions and distribution fees of $23,146 to firms.

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. The Fund incurred no administrative services fees for the period ended September 30, 1998, after an expense waiver by Scudder Kemper. During the period ended September 30, 1998, KDI paid fees of $1,972 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company, a subsidiary of Scudder Kemper, is the transfer, dividend paying and shareholder service agent for the Fund. The Fund incurred shareholder services fees of $1,884 for the period ended September 30, 1998, all of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred no accounting fees for the period ended September 30, 1998, after a fee waiver of $26,000 by Scudder Kemper.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the period ended September 30, 1998, the Fund made no payments to its officers and incurred trustees' fees of $1,366 to independent trustees, all of which is unpaid.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the period ended September 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $1,955,379

                             Proceeds from sales                          24,463

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

V
                                                                                            PERIOD ENDED
                                                                                    -----------------------------
                                                                                         SEPTEMBER-30, 1998
                                                                                    SHARES               AMOUNT
                                        SHARES SOLD
                                        -------------------------------------------------------------------------
                                        Class A                                     141,649            $1,224,836
                                       --------------------------------------------------------------------------
                                        Class B                                      84,568               714,490
                                       --------------------------------------------------------------------------
                                        Class C                                      26,291               233,118
                                       --------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        -------------------------------------------------------------------------
                                        Class A                                      (1,004)               (8,872)
                                       --------------------------------------------------------------------------
                                        Class B                                      (5,371)              (49,282)
                                       --------------------------------------------------------------------------
                                        Class C                                     (13,705)             (108,575)
                                       --------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL
                                        SHARE TRANSACTIONS                                             $2,005,715
                                       --------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the period from May 6, 1998 (commencement of operations) to September 30,
1998


                                                                    --------------------------------------------
                                                                    CLASS A         CLASS B           CLASS C
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  9.50           9.50              9.50
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                    --           (.03)             (.03)
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                                    (1.93)         (1.93)            (1.92)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                      (1.93)         (1.96)            (1.95)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  7.57           7.54              7.55
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                        (20.32)%       (20.63)           (20.53)
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                                          1.52%          2.40              2.37
----------------------------------------------------------------------------------------------------------------
Net investment loss                                                    (.15)%        (1.03)            (1.00)
----------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------
Expenses                                                              12.36%         16.91             12.43
----------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (10.99)%       (15.54)           (11.06)
----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                        $1,757,385
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                       7%
----------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption. Per share data were determined based on average shares outstanding.

--------------------------------------------------------------------------------
 TAX INFORMATION
--------------------------------------------------------------------------------
Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                    OFFICERS

DANIEL PIERCE               MARK S. CASADY          ANN M. MCCREARY
Chairman and Trustee        President               Vice President

JAMES E. AKINS              PHILIP J. COLLORA       KATHRYN L. QUIRK
Trustee                     Vice President and      Vice President
                            Secretary
ARTHUR R. GOTTSCHALK                                LINDA J. WONDRACK
Trustee                     JOHN R. HEBBLE          Vice President
                            Treasurer
FREDERICK T. KELSEY                                 MAUREEN E. KANE
Trustee                     LORI J. ENSINGER        Assistant Secretary
                            Vice President
FRED B. RENWICK                                     CAROLINE PEARSON
Trustee                     PHILLIP S. FORTUNA      Assistant Secretary
                            Vice President
JOHN B. TINGLEFF                                    ELIZABETH C. WERTH
Trustee                     JERARD K. HARTMAN       Assistant Secretary
                            Vice President
KATHRYN QUIRK                                       BRENDA LYONS
Trustee                     THOMAS W. LITTAUER      Assistant Treasurer
                            Vice President
JOHN G. WEITHERS
Trustee

-------------------------------------------------------------------------------
LEGAL COUNSEL                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                     222 North LaSalle Street
                                     Chicago, IL 60601

-------------------------------------------------------------------------------
SHAREHOLDER                          KEMPER SERVICE COMPANY
SERVICE AGENT                        P.O. Box 419557
                                     Kansas City, MO 64141

-------------------------------------------------------------------------------
CUSTODIAN AND                        INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                       801 Pennsylvania
                                     Kansas City, MO 64105

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS                 ERNST & YOUNG
                                     233 South Wacker Drive
                                     Chicago, IL 60606

-------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                KEMPER DISTRIBUTORS, INC.
                                     222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
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This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Style/Value Style prospectus.

KSRVF-2 (11/98) 1059760

                                   LONG TERM INVESTING IN A SHORT-TERM WORLD(SM)